                                                            EXHIBIT 10(F)


                                  EXHIBIT E

                       CONSTRUCTION GUARANTY AGREEMENT


     THIS CONSTRUCTION GUARANTY AGREEMENT (this "GUARANTY") is executed and delivered as of the 16th day of December, 1992, by PEOPLES ENERGY CORPORATION, an Illinois corporation ("PEOPLES Energy"), whose address is 122 South Michigan Avenue, Chicago Illinois and TRIGEN ENERGY CORPORATION, a Delaware corporation ("TRIGEN ENERGY"), whose address is 1 Water Street, White plains, New York 10601 (Peoples Energy and Trigen Energy are herein collectively referred to as the "UNDERSIGNED") under the following circumstances:

     A. Pursuant to that certain Development and Energy Service Contract dated December 16, 1992 (the "CONTRACT") by and between TRIGEN-PEOPLES DISTRICT ENERGY COMPANY, an Illinois general partnership (the "COMPANY") and the METROPOLITAN PIER & EXPOSITION AUTHORITY, a municipal corporation and body politic existing under the laws of the State of Illinois, Ill. Rev. Stat. Chapter 85, Paragraph 1221 ET SEQ., as amended (the "AUTHORITY"), and subject to the terms and conditions set forth in the Contract, the Company has agreed to complete, or cause to be completed, a district energy heating and cooling system, including a district energy plant, a storage tank and related improvements, facilities and equipment, all as more particularly described in the Contract.

     B. The sole general partners in the Company are Peoples District Energy Corporation, an Illinois corporation and a wholly owned subsidiary of Peoples Energy and Trigen-Chicago District Energy Corporation, a Delaware corporation and a wholly-owned subsidiary of Trigen Energy.

     C. As a condition precedent to the Authority's agreeing to enter in the Contract, Peoples Energy and Trigen Energy agreed that they would deliver this Guaranty of the Construction Obligations (as hereinafter defined).

     D. Terms used herein and not otherwise defined shall have the respective meanings given such terms in the Contract.

     NOW THEREFORE, in consideration of the Contract, and for other good and valuable considerations the receipt and sufficiency of which are hereby irrevocably acknowledged by the Undersigned, the Undersigned agree as follows:

     1. THE GUARANTY. Subject to SECTIONS 18 and 21 of this Guaranty, the Undersigned hereby jointly and severally undertake and guarantee (i) the performance of all the duties and obligations of the Company encompassed within
Article 2 of the Contract and all other applicable provisions in the Contract which relate to completion of the Work and the Company's obligations in respect thereof, all of the foregoing to be performed within the time limits established in the Project Schedule (as such Project Schedule may be adjusted pursuant to the terms of the Contract); (ii) the timely and full payment of all costs and expenses of every kind whatsoever associated with such completion of the Work ("PROJECT COSTS") and the payment of all costs, expenses, damages, losses and other amounts for which the Company may become liable to pay to the Authority or to other parties, pursuant to the terms of the Contract, as a consequence of or in connection with its performance of, or failure to perform, the Work (such completion and payment obligations being collectively referred to as the "CONSTRUCTION OBLIGATIONS"); and (iii) to indemnify, defend and hold harmless the Authority from and against any and all loss, cost, damage, liability, claim or expense the Authority may suffer by reasons of the Undersigned' s failure to comply with the terms of this Guaranty.

     2. THE AUTHORITY'S OPTION TO COMPLETE THE PROJECT. In the event of a Default by the Company under the Contract, if the Undersigned fail to commence to perform the Construction Obligations within ten (10) days after written demand by the Authority on them to do so, or if after commencing to perform the Construction Obligations, the Undersigned fail diligently to continue performance thereof to completion as required under the Contract, the Authority at its option, at any time thereafter, shall have the right to complete the Construction Obligations, either before, during or after the pursuing of any other remedy of the Authority against the Company and/or the Undersigned, and expend such sums as the Authority in its sole discretion deems proper in order to complete the Construction Obligations pursuant to the requirements of the Contract.

     In such event, the Undersigned shall fully and promptly reimburse and repay the Authority for all costs and expenses incurred by the Authority in excess of the amounts which the Authority would otherwise have become obligated to pay pursuant to Section 2.11.1 of the Contract. Any amounts payable by the Undersigned shall be payable on demand, with such amounts bearing interest from and after the date incurred by the Authority until paid as provided in SECTION 3 hereof.

     3. INTEREST ON UNPERFORMED OBLIGATIONS. The Undersigned agree to pay to the Authority interest at the interest rate of 3% per annum plus the rate of interest most recently announced, from time to time, as the Corporate Base Rate of The First National Bank of Chicago, on the amounts advanced by the Authority pursuant to SECTION 2. Such interest shall be payable for the period commencing with each such advance by the Authority to and including the repayment of such advance less all amounts paid by the Company pursuant to Section 8.3 of the Contract. The Undersigned's obligation to pay interest set forth in this
SECTION 3 shall not be subject to the limitations or provisions of SECTION 21 hereof.

     4.   PROJECT LETTERS OF CREDIT.  The Undersigned agree as follows:

     (a) that within fifteen (15) days after the Contract Date, the Undersigned shall deliver to the Company the $36 Million in Project Letters of Credit in accordance with Section 2.10.1 of the Contract;

     (b) that the Undersigned shall or shall cause Peoples District Energy Corporation and Trigen-Chicago District Energy Corporation to cause the Company to comply with the provisions of Section 2.10.1 of the Contract with respect to maintaining and drawing upon the Project Letters of Credit;

     (c) to indemnify, defend and hold harmless the Authority from and against any and all loss, cost, damage, liability, claim or expense the Authority may suffer by reason of any nonperformance of any of the obligations of the Undersigned under this SECTION 4 and to reimburse and repay the Authority promptly on demand for all outlays and expenses that the Authority may make or incur by reasons of any nonperformance of any of such obligations; and

     (d)  that the Undersigned's obligation with respect to Subsections (a) and
          (b) of this SECTION 4 shall not be subject to the limitations or provisions of SECTION 21.

     5. REPRESENTATIONS AND WARRANTIES. Each of the Undersigned makes, with respect to itself only, the following representations and warranties to the Authority to the best of their knowledge and judgment, and the Undersigned acknowledge that the Authority intends to enter into the Contract in reliance thereon:

                (a) None of the Undersigned is in default under any agreement to which it is a party, the effect of which will materially impair performance by the Undersigned of their obligations pursuant to and as contemplated by the terms of this Guaranty, and neither the execution and delivery of this Guaranty nor compliance with the terms and provisions hereof (i) will violate any presently existing provision of law or any presently existing regulation, order, writ, injunction or decree of any court or governmental department, commission, board, bureau, agency or instrumentality; or (ii) will conflict or will be inconsistent with, or will result in any breach of, any of the terms, covenants, conditions or provisions of, or constitute a default under (with an effect that will materially impair performance by the Undersigned of their obligations pursuant to and as contemplated by the terms of this Guaranty) any indenture, mortgage, deed of trust, instrument, document, agreement or contract of any kind that creates, represents, evidences or provides for any lien, charge or encumbrance upon any of the property or assets of the Undersigned, or any thereof, or any other indenture, mortgage, deed of trust, instrument, document, agreement or contract of any kind to which the Undersigned is a party or by which any of the property of the Undersigned may be subject to, or in the event of any such conflict, the required consent or waiver of the other party or parties thereto has been validly granted, is in full force and effect and is valid and sufficient therefor;

     (b) There are no actions, suits or proceedings pending or threatened against the Undersigned before any court or any governmental, administrative, regulatory, adjudicatory or arbitrational body or agency of any kind that will (if adversely determined) materially adversely affect performance by such ndersigned of its obligations pursuant to and as contemplated by the terms and provisions of this Guaranty;

     (c) Peoples Energy is a duly organized, validly existing corporation under the laws of the State of Illinois and is in good standing in the State of Illinois, and has requisite authority to execute, deliver and perform its obligations under this Guaranty pursuant to the terms and provisions of this Guaranty and has executed and delivered this Guaranty pursuant to proper authority duly granted; Peoples District Energy Corporation is a wholly-owned subsidiary of Peoples Energy;

     (d) Trigen Energy is a duly organized, validly existing corporation under the laws of the State of Delaware and is in good standing in the States of Delaware and New York, and has requisite authority to execute, deliver and perform its obligations under this Guaranty pursuant to the terms and provisions of this Guaranty and has executed and delivered this Guaranty pursuant to proper authority duly granted; Trigen-Chicago District Energy Corporation is a wholly- owned subsidiary of Trigen Energy;

     (e) The Undersigned are deriving a material financial benefit from the entering into of the Contract by the Company, and the Authority has given sufficient consideration to the Undersigned by entering into the Contract; and

     (f) Each obligation under this Guaranty is legal, valid, binding and enforceable against the Undersigned in accordance with its terms, subject at all times to matters of bankruptcy and insolvency and other laws affecting the enforcement of creditors' rights.

6.   COVENANTS.  The Undersigned agree and covenant that:

     (a) No payment or performance by the Undersigned under any provision of this Guaranty shall entitle the Undersigned, by subrogation to the rights of the Authority or otherwise, to any payment from or rights in any applicable bonds, title insurance certifications, commitments or indemnities or other security held by or for the benefit of the Authority in connection with Completion of the Work, until all of the Construction Obligations to the Authority under the Contract have been discharged in full; provided nothing herein shall constitute a waiver of the right of subrogation of the Undersigned after discharge in full of such obligations and termination of this Guaranty;

     (b) Subject to SECTIONS 18 and 21 of this Guaranty, the liability of the Undersigned shall in no way be affected, diminished or released by any of the following: (i) any extension of time or forbearance that may be granted by the Authority to the Company or to any of the Undersigned, (ii) any waiver by the Authority under the Contract; (iii) by reason of any change or modification in the Contract; (iv) by the acceptance by the Authority of additional security or any increase, substitution or changes therein; (v) by the release by the Authority of any security or any withdrawal thereof or decrease therein; or (vi) by the failure or election by the Authority to pursue or not to pursue any remedies it may have against any of the Undersigned or against the Company or any of the general partners of the Company under the Contract;

     (c) The Authority may at any time enter into agreements with the Company to amend and modify the

Contract and/or the Construction Documents and may waive or release any provision or provisions of any one or more thereof and, with reference thereto, may make and enter into any such agreement or agreements as the Authority may deem proper or desirable, all without any notice to or further assent from the Undersigned and without in any manner impairing or affecting this Guaranty or any of the respective rights of the Authority hereunder;

     (d) Subject to SECTION 21 of this Guaranty, nothing contained herein or otherwise shall prevent the Authority from pursuing concurrently or successively all rights and remedies available to the Authority pursuant to any document or agreement or in law or in equity and against any persons, firms or entities whatsoever (and particularly, but not by way of limitation, the Authority may exercise any other rights available to it under the Contract or any other agreement, instrument of security), and the exercise of any of its rights or the completion of any of its remedies shall not constitute a discharge of the Undersigned's obligations hereunder, it being the purpose and intent of the Undersigned that, subject to the terms and provisions of this Guaranty, their obligations hereunder shall be absolute, independent and unconditional under any and all circumstances whatsoever;

     (e) Subject to SECTION 21 of this Guaranty, the liability of the Undersigned hereunder or any remedy for the enforcement thereof shall in no way be affected by (i) the release or discharge of the Company, or any general partner of the Company, in any creditors', receivership, bankruptcy or other proceedings, (ii) the impairment, limitation or modification of the liabilities of the Company or any general partner of the Company under the Contract or of any remedy for the enforcement thereof, or of the estate of the Company or any such general partner in bankruptcy, resulting from the operation of any present or future provision of the federal bankruptcy act or other statute or from the decision in any court, (iii) the rejection or disaffirmance of the Contract in any such proceedings, (iv) cessation from any cause whatsoever of the liability of the Company or any such general partner to the Authority, or (v) any defense, current or future, of any of the Undersigned to any action, suit or proceeding at law or otherwise, that may be instituted on this Guaranty other than one based upon: (1) non-fulfillment by the Authority of a material obligation to be performed by the Authority pursuant to this Guaranty or the Contract, (2) the applicability of SECTIONS 18 and 21, or (3) any judicial determination that the Authority lacked the legal capacity to enter into the Contract; and

     (f) To pay all costs and expenses of any kind whatsoever (including, without limitation, court costs and all reasonable fees and expenses of the Authority's attorneys, whether or not such attorneys are employees of the Authority) that may be incurred by the Authority in enforcing the obligations of the Company under the Contract or the Undersigned, or any thereof, hereunder. The undersigned's obligations to pay the costs and expenses set forth in this subsection (f) shall not be subject to the limitations of SECTION 21 hereof.

     7.   WAIVERS.  The Undersigned hereby expressly irrevocably waive:

     (a) Notice of acceptance of this Guaranty by the Authority, and any and all notice and demands of every kind that may be required to be given by any statute, rule or law except any specifically required by this Guaranty;

     (b) Any defense arising by reason of any incapacity, lack of authority, death or disability of any other person or entity (except the Authority) or the failure of the Authority to file or enforce a claim against any person or entity in any administrative, bankruptcy or other proceeding;

     (c) Presentment, demand, notice of dishonor, protest and all other notices (except as specifically required in the Contract or herein) whatsoever;

     (d) Any right to enforce any remedies or to participate in any security the Authority now has, or later may have, against the Company, whether by subrogation or otherwise;

     (e) Any obligation the Authority might otherwise have to disclose to the Undersigned any facts the Authority now or hereafter may know or have reasonably available to it regarding the Company or its financial condition, whether or not the Authority has a reasonable opportunity to communicate such facts or has reason to believe that any such facts are unknown to the Undersigned or materially increase the risk to the Undersigned beyond the risk the Undersigned intend to assume hereunder. Each of the Undersigned shall be fully responsible for keeping informed of the financial condition of the Company and of all other circumstances bearing upon the risks of non-payment or non-performance of the Company under the Contract;

     (f) Any defense based on an election of remedies by the Authority, whether or not such election may affect in any way the recourse, subrogation or other rights of the Undersigned against the Company or any of its partners in connection with the Construction Obligations;

     (g) All diligence in collection or protection of or realization upon or enforcement of the Construction Obligations, any other obligation hereunder, or any security for or guaranty of any of the foregoing, and any and all formalities that otherwise might be legally required to charge the Undersigned with liability ; and

     (h) Any lien, security interest or charge on the Plant Site or the Project, the equipment and personal property located thereon, all rights therein and thereto, the revenue and income to be realized therefrom, or on any proceeds or products of any thereof, which the Undersigned, or any thereof, may have or obtain as a result of the Authority's enforcement of this Guaranty.

     8. EFFECT OF THE AUTHORITY'S DELAY OR ACTION. No delay on the part of the Authority in the exercise of any right or remedy under this Guaranty or the Contract shall operate as a waiver thereof, and no single or partial exercise by the Authority of any right or remedy shall preclude other or further exercise thereof or the exercise of any other right or remedy. No action by the Authority permitted hereunder shall in any way affect or impair the rights of the Authority and the obligations of the Undersigned under this Guaranty, provided, however, that the Undersigned shall be entitled to enforce, and the Authority shall be bound by, the obligations of the Authority under the Contract so long as the Undersigned shall perform their obligations, or cause their obligations to be performed, hereunder.

     9. CONTINUING GUARANTY. Subject to SECTION 21, and subject to termination pursuant to SECTION 18 hereof, this Guaranty shall otherwise in all respects be a continuing, absolute, irrevocable and unconditional guaranty, and shall remain in full force and effect and shall be binding upon the heirs, personal representatives, successors and assigns of the Undersigned, and shall inure to the benefit of the respective successors and assigns of the Authority. All references herein to the Company, its general partners or the Undersigned shall be deemed to include the respective successors and assigns of same, as the case may be.

     10. CERTAIN PERMITTED ACTIONS OF THE AUTHORITY. The Authority may from time to time, in its sole discretion and without notice to any of the Undersigned, take any of the following actions without in any way affecting the obligations of any of the Undersigned: (a) obtain a security interest in any property with the Company's consent or agreement to secure any of Construction Obligations or any obligation hereunder; (b) obtain the primary or secondary obligation of any additional obligor or obligors with respect to any of the Construction Obligations; (c) extend, modify, subordinate, exchange or release any of the Construction Obligations; (d) modify, subordinate, exchange or release its security interest in any part of any property securing any of the Construction Obligations or any obligation hereunder, or extend, modify, subordinate, exchange or release any obligations of any obligor with respect to any such property; (e) enforce this Guaranty against any of the Undersigned, whether or not the Authority shall have (1) proceeded against the Company or any of the other Undersigned or any other party primarily or secondarily obligated or (2) resorted to or exhausted any other remedy or any other security or collateral; and (f) enforce any other rights under the Contract.

     11.  TIME OF ESSENCE.  Time is of the essence of this Guaranty.

     12. NO MODIFICATION WITHOUT WRITING. This Guaranty may not be modified, amended, revised, revoked, terminated, changed or varied in any way whatsoever except by the express terms of a writing signed by the party or parties sought to be bound thereby.

     13. NOTICES. All notices required or permitted pursuant to this Guaranty shall be in writing and shall be deemed given when personally delivered, or on the third day after being posted by certified or registered mail, return receipt requested, postage prepaid, to the party to be notified and marked to the following Person's attention at the following address (or to such other address as a party may specify by notice given to the other party pursuant to this provision):

         If to the Undersigned:           Trigen Energy Corporation
                                          1 Water Street
                                          White Plains, New York 10601
                                          Attention:  General Counsel

                                          Peoples Energy Corporation
                                          122 South Michigan Avenue
                                          Room 217
                                          Chicago, Illinois 60603
                                          Attention:  President

with a copy to:                           Peoples Energy Corporation
                                          122 South Michigan Avenue

                                          Room 217
                                          Chicago, Illinois 60603
                                          Attention:  General Counsel



If to the Authority:                      Metropolitan Pier & Exposition
                                            Authority
                                          2301 South Lake Shore Drive
                                          Chicago, Illinois  60616
                                          Attention:  General Counsel

     14. GOVERNING LAW. This Guaranty has been executed and delivered at Chicago, Illinois, and shall be construed in accordance with and governed by the laws of the State of Illinois. The Undersigned irrevocably (a) agree that any suit, action or other legal proceeding relating to this Guaranty may be brought only in the Circuit Court of Cook County or in the Northern District of Illinois; (b) consent to jurisdiction of each such court in any such suit, action or proceeding; (c) waives any objection which the Undersigned may have to laying of venue in any such court; and (d) agrees to join the Authority in any petition for removal to either such court. The Undersigned hereby irrevocably waive, and agree not to assert, by way of motion, as a defense, counterclaim or otherwise, in any such action or proceeding, to the fullest extent permitted by applicable law, that the suit, action or proceeding is brought in an inconvenient forum, that the venue of the suit, action or proceeding is improper, or that this Guaranty or the subject matter hereof may not be enforced in or by such court, and further irrevocably waives, to the fullest extent permitted by applicable law, the benefit of any defense that would hinder, fetter of delay the levy, execution or collection of any amount to which the Authority or its successors or assigns are entitled pursuant to the final judgment of any court having jurisdiction; PROVIDED, HOWEVER, that this sentence shall not be construed as a waiver of any requirement of service of process. The Undersigned irrevocably consent to the service of process of the aforementioned court in any such action or proceeding by the mailing of copies thereof by certified or registered mail, postage prepaid, return receipt requested to the Undersigned at its address set forth in SECTION 13 hereof, as such address may be changed from time to time in accordance with such SECTION 13. Nothing herein shall affect the right of the Authority to serve process in any other manner permitted by law or to commence legal proceedings or otherwise proceed against the Undersigned in any other jurisdiction in which the Undersigned may be subject to suit.

     15. INDEPENDENT OBLIGATIONS. The obligations of the Undersigned hereunder are independent of the obligations of the Company. In the event of any default hereunder, the Authority may institute a separate action against the Undersigned with or without joining or instituting a separate action against the Company.

     16. CUMULATIVE. All rights and remedies of the Authority and all obligations of the Undersigned under this Guaranty are cumulative. In addition, the Authority shall have all rights and remedies available to it at law or equity for the enforcement of this Guaranty.

     17. SEVERABILITY. Wherever possible each provision of this Guaranty shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Guaranty shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Guaranty.

     18.  TERMINATION OF GUARANTY

     (a) The guaranties set forth herein, and all liabilities and obligations of the Undersigned under this Guaranty in connection with such guaranties, shall terminate in the event the Authority fails for a period of six (6) months after receipt of written notice from the Company to make payment of any material amount due and owing to the Company for Service under the Contract.

     (b) In the event that this Guaranty has not been terminated pursuant to paragraph (a) above, the guaranties set forth herein, and the liabilities and obligations of the Undersigned in connection therewith shall terminate upon the later to occur of (i) the Completion of the Phase II Work in accordance with the requirements of the Contract; (b) payment of all costs and expenses of such Completion; and (c) the Phase II Operation Date.

     (c) Notwithstanding the provisions set forth in paragraphs (a) and (b) of this SECTION 18, the guaranties set forth herein in respect of all events or circumstances occurring or arising prior to the date of such termination, and all liabilities and obligations of the Undersigned in connection therewith, shall continue until the Undersigned has paid to the Authority all such costs and expenses.

     19. JOINT AND SEVERAL OBLIGATIONS. All obligations of the Undersigned under this Guaranty are acknowledged to be joint and several obligations of each of the Undersigned.

     20. LEGAL TENDER OF UNITED STATES. All payments hereunder shall be made in coin or currency which at the time of payment is legal tender in the United States of America for public and private debts.

     21. GUARANTY LIMITATION. Notwithstanding any other provision of this Guaranty to the contrary, except for any liabilities or obligations of the Undersigned arising under SECTIONS 3, 4 and 6(f)hereof and except for the Undersigned's guaranty in respect of the Company's obligations to provide the Bonds set forth in Section 2.7 of the Contract, the liability of the Undersigned under this Guaranty shall in no event exceed $15 Million in the aggregate.

        IN WITNESS HEREOF, the Undersigned have duly executed this Guaranty as of date first written above.


                                    PEOPLES ENERGY CORPORATION



Attest:                             By:/S/ J.B. HASCH
                                       -------------------------
      /S/ PETER KAUFFMAN          Name:J.B. HASCH
      --------------------------       -------------------------
Assistant Secretary

                                  Title:PRESIDENT
                                        ------------------------


                                    TRIGEN ENERGY CORPORATION

                                    By:/S/ MICHAEL WEISER
                                       -------------------------
                                    Name:MICHAEL WEISER
                                         -----------------------
                                    Title:VICE PRESIDENT
                                          ----------------------